EXHIBIT 99.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned officers of Chester Valley Bancorp Inc. (the "Company") hereby certify that the Company's Annual Report on Form 10-K for the year ended June 30, 2002 (the "Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that as of the date of this statement, the information contained in the Report fairly presents, in all in material respects, the financial condition and result of operations of the Company.

The purpose of this statement is to solely to comply with Title 18, Chapter 63,
Section 1350 of the United States Code, as amended by Section 906 of the Sarbanes-Oxley Act of 2002.









Date: September 13, 2002                     /s/ Donna M. Coughey
                                             -----------------------------------
                                             Donna M. Coughey
                                             President & Chief Executive Officer



Date: September 13, 2002                     /s/ Albert S. Randa
                                             -----------------------------------
                                             Albert S. Randa
                                             Chief Financial Officer & Treasurer